                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549




                                       FORM 8-K




                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




                            Date of Report
                 (Date of earliest event reported)    October 1, 1998



                                 UNIVERSAL MFG. CO.
     -------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)




   Nebraska                                                     42-0733240
--------------                     ------------             ------------------
 (State of                       (Commission file             (IRS Employer
Incorporation)                          Number)             Identification No.)




     405 Diagonal Street, Algona, Iowa                           50511-0190
     ----------------------------------------                    ----------
     (Address of principal executive offices)                     (Zip Code)



          Registrant's telephone number,
               including area code                (515) 295-3557
                                                  --------------


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ITEM 5.   OTHER EVENTS

     Information relating recent actions by Ford Motor Company is set forth in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                                       EXHIBITS

          99.1 Press Release dated October 20, 1998 issued by Universal Mfg. Co.



                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             UNIVERSAL MFG. CO.




Date: October 20, 1998.                      /s/ Donald D. Heupel
                                             --------------------------------
                                             Donald D. Heupel, President


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